Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	June 30, 2013

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

JUNE 30, 2013

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Year-To-Date	6-10
Underwriting Results - Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	June 30 2013		December 31 2012
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,002	5%	$2,528	6%
Fixed Maturities
Tax Exempt	19,147	45	19,913	45
Taxable	18,153	42	18,163	41
Equity Securities	1,845	4	1,663	4
Other Invested Assets	1,756	4	1,954	4

Total Invested Assets	$42,903	100%	$44,221	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,463		$2,678
Equity Securities	564		419

	2,027		3,097
Deferred Income Tax Liability	710		1,084

	$1,317		$2,013

Capitalization
Long Term Debt	$3,300		$3,575
Shareholders’ Equity	15,523		15,827

Total Capitalization	$18,823		$19,402

Debt as a Percentage of Total Capitalization	17.5%		18.4%

Actual Common Shares Outstanding	255.5		261.8

Book Value Per Common Share	$60.76		$60.45

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$57.03		$53.80

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second Quarter 2013	Six Months 2013	From December 2005 to June 30, 2013

Cost of Shares Repurchased	$323	$649	$11,262

Average Cost Per Share	$87.28	$85.01	$54.99

Shares Repurchased	3,706,390	7,636,990	204,822,223

During the period from December 2005 through December 2010, the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. In January 2013, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock, which authorization replaced the January 2012 authorization. The January 2013 authorization has no expiration date and, as of June 30, 2013, approximately $758 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2013	Dec. 31 2012	June 30 2013	Dec. 31 2012
	(in millions)

Short Term Investments	$602	$943	$602	$943

Taxable Fixed Maturities	1,123	1,296	1,135	1,333

Equity Securities	221	176	223	215

Other Invested Assets	—	68	—	68

TOTAL	$1,946	$2,483	$1,960	$2,559

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2013	Dec. 31 2012	June 30 2013	Dec. 31 2012
	(in millions)

Short Term Investments	$1,400	$1,585	$1,400	$1,585

Fixed Maturities

Tax Exempt	18,353	18,410	19,147	19,913

Taxable	16,361	15,692	17,018	16,830

Equity Securities	1,060	1,068	1,622	1,448

Other Invested Assets	1,756	1,886	1,756	1,886

TOTAL	$38,930	$38,641	$40,943	$41,662

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2013	2012	2013	2012
	(in millions)

CORPORATE INVESTMENT INCOME	$4	$4	$9	$11

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$175	$185	$352	$372

Taxable Interest	103	110	208	226

Other	16	14	30	26

Investment Expenses	(8)	(6)	(16)	(13)

TOTAL	$286	$303	$574	$611

Effective Tax Rate	18.1%	18.8%	18.0%	18.9%

After-Tax Annualized Yield	2.88%	3.15%	2.91%	3.18%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	June 30 2013	Dec. 31 2012	June 30 2012
	(in millions)

Estimated Statutory Policyholders’ Surplus	$14,600	$14,117	$14,150

Rolling Year Statutory Net Premiums Written	11,968	$11,861	$11,891

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.84:1	0.84:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

SIX MONTHS ENDED JUNE 30, 2013

	Net Unpaid Losses				All Other Unpaid Losses Increase (Decrease)
	6/30/13	12/31/12	Increase (Decrease)	IBNR Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$400	$387	$13	$6	$7

Homeowners	764	898	(134)	(68)	(66)

Other	957	926	31	11	20

Total Personal	2,121	2,211	(90)	(51)	(39)

Commercial Insurance

Multiple Peril	1,779	1,799	(20)	(12)	(8)

Casualty	6,533	6,485	48	43	5

Workers’ Compensation	2,678	2,607	71	68	3

Property and Marine	1,084	1,316	(232)	(226)	(6)

Total Commercial	12,074	12,207	(133)	(127)	(6)

Specialty Insurance

Professional Liability	7,085	7,150	(65)	37	(102)

Surety	77	83	(6)	(1)	(5)

Total Specialty	7,162	7,233	(71)	36	(107)

Total Insurance	21,357	21,651	(294)	(142)	(152)

Reinsurance Assumed	341	371	(30)	(28)	(2)

Total	$21,698	$22,022	$(324)	$(170)	$(154)

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$371	$349	$1,304	$1,261	$466	$439	$2,141	$2,049
Decrease (Increase) in Unearned Premiums	(21)	(16)	(18)	(16)	(21)	(13)	(60)	(45)

Net Premiums Earned	350	333	1,286	1,245	445	426	2,081	2,004

Net Losses Paid	207	207	790	608	212	240	1,209	1,055
Increase (Decrease) in Outstanding Losses	14	—	(131)	26	28	2	(89)	28

Net Losses Incurred	221	207	659	634	240	242	1,120	1,083

Expenses Incurred	117	105	434	430	185	167	736	702

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$12	$21	$193	$181	$20	$17	$225	$219

Ratios After Dividends to Policyholders:

Loss	63.2%	62.2%	51.2%	50.9%	53.9%	56.8%	53.8%	54.0%
Expense	31.5	30.0	33.3	34.1	39.7	38.0	34.4	34.3

Combined	94.7%	92.2%	84.5%	85.0%	93.6%	94.8%	88.2%	88.3%

Premiums Written as a % of Total	6.0%	5.8%	21.2%	20.8%	7.6%	7.3%	34.8%	33.9%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$549	$553	$850	$870	$565	$547	$795	$788	$2,759	$2,758
Decrease (Increase) in Unearned Premiums	8	13	(27)	(43)	(56)	(70)	(77)	(67)	(152)	(167)

Net Premiums Earned	557	566	823	827	509	477	718	721	2,607	2,591

Net Losses Paid	296	274	489	412	250	236	523	470	1,558	1,392
Increase (Decrease) in Outstanding Losses	(17)	61	51	129	73	106	(232)	3	(125)	299

Net Losses Incurred	279	335	540	541	323	342	291	473	1,433	1,691

Expenses Incurred	213	209	241	239	121	115	263	254	838	817

Dividends Incurred	—	—	—	—	17	14	—	—	17	14

Statutory Underwriting Income (Loss)	$65	$22	$42	$47	$48	$6	$164	$(6)	$319	$69

Ratios After Dividends to Policyholders:

Loss	50.1%	59.2%	65.6%	65.4%	65.6%	73.9%	40.5%	65.6%	55.3%	65.6%
Expense	38.8	37.8	28.4	27.5	22.1	21.5	33.1	32.2	30.6	29.8

Combined	88.9%	97.0%	94.0%	92.9%	87.7%	95.4%	73.6%	97.8%	85.9%	95.4%

Premiums Written as a % of Total	8.9%	9.1%	13.8%	14.4%	9.2%	9.1%	12.9%	13.0%	44.8%	45.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$1,098	$1,093	$160	$147	$1,258	$1,240
Decrease (Increase) in Unearned Premiums	54	86	(1)	10	53	96

Net Premiums Earned	1,152	1,179	159	157	1,311	1,336

Net Losses Paid	759	796	15	11	774	807
Increase (Decrease) in Outstanding Losses	(50)	2	(5)	1	(55)	3

Net Losses Incurred	709	798	10	12	719	810

Expenses Incurred	336	333	64	60	400	393

Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$107	$48	$84	$83	$191	$131

Ratios After Dividends to Policyholders:

Loss	61.5%	67.7%	6.3%	7.7%	54.9%	60.7%
Expense	30.6	30.5	40.3	41.4	31.8	31.8

Combined	92.1%	98.2%	46.6%	49.1%	86.7%	92.5%

Premiums Written as a % of Total	17.8%	18.1%	2.6%	2.4%	20.4%	20.5%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$6,158	$6,047	$(1)	$2	$6,157	$6,049
Decrease (Increase) in Unearned Premiums	(159)	(116)	1	1	(158)	(115)

Net Premiums Earned	5,999	5,931	—	3	5,999	5,934

Net Losses Paid	3,541	3,254	20	34	3,561	3,288
Increase (Decrease) in Outstanding Losses	(269)	330	(30)	(51)	(299)	279

Net Losses Incurred	3,272	3,584	(10)	(17)	3,262	3,567

Expenses Incurred	1,974	1,912	—	1	1,974	1,913

Dividends Incurred	18	16	—	—	18	16

Statutory Underwriting Income (Loss)	$735	$419	$10	$19	745	438

Increase in Deferred Acquisition Costs					57	24

GAAP Underwriting Income					$802	$462

Ratios After Dividends to Policyholders:

Loss	54.7%	60.6%	* %	* %	54.5%	60.3%
Expense	32.2	31.7	*	*	32.2	31.7

Combined	86.9%	92.3%	* %	* %	86.7%	92.0%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$4,527	$4,448	$1,630	$1,601	$6,157	$6,049
Decrease (Increase) in Unearned Premiums	(64)	(58)	(94)	(57)	(158)	(115)

Net Premiums Earned	4,463	4,390	1,536	1,544	5,999	5,934

Net Losses Paid	2,802	2,553	759	735	3,561	3,288
Increase (Decrease) in Outstanding Losses	(390)	147	91	132	(299)	279

Net Losses Incurred	2,412	2,700	850	867	3,262	3,567

Expenses Incurred	1,373	1,334	601	579	1,974	1,913

Dividends Incurred	18	16	—	—	18	16

Statutory Underwriting Income (Loss)	$660	$340	$85	$98	745	438

Increase in Deferred Acquisition Costs					57	24

GAAP Underwriting Income					$802	$462

Ratios After Dividends to Policyholders:

Loss	54.3%	61.7%	55.3%	56.2%	54.5%	60.3%
Expense	30.5	30.1	36.9	36.2	32.2	31.7

Combined	84.8%	91.8%	92.2%	92.4%	86.7%	92.0%

Premiums Written as a % of Total	73.5%	73.5%	26.5%	26.5%	100.0%	100.0%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$195	$185	$734	$706	$225	$218	$1,154	$1,109
Decrease (Increase) in Unearned Premiums	(17)	(18)	(87)	(79)	—	2	(104)	(95)

Net Premiums Earned	178	167	647	627	225	220	1,050	1,014

Net Losses Paid	100	102	315	290	102	102	517	494
Increase (Decrease) in Outstanding Losses	14	4	43	73	18	16	75	93

Net Losses Incurred	114	106	358	363	120	118	592	587

Expenses Incurred	61	55	232	229	90	85	383	369

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$3	$6	$57	$35	$15	$17	$75	$58

Ratios After Dividends to Policyholders:

Loss	64.0%	63.5%	55.3%	57.9%	53.3%	53.6%	56.4%	57.9%
Expense	31.3	29.7	31.6	32.4	40.0	39.0	33.2	33.3

Combined	95.3%	93.2%	86.9%	90.3%	93.3%	92.6%	89.6%	91.2%

Premiums Written as a % of Total	6.3%	6.0%	23.7%	22.8%	7.2%	7.0%	37.2%	35.8%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$277	$292	$402	$420	$266	$249	$374	$392	$1,319	$1,353
Decrease (Increase) in Unearned Premiums	1	(7)	9	(3)	(7)	(8)	(23)	(30)	(20)	(48)

Net Premiums Earned	278	285	411	417	259	241	351	362	1,299	1,305

Net Losses Paid	143	149	263	195	136	126	227	214	769	684
Increase (Decrease) in Outstanding Losses	12	35	7	74	24	46	(55)	39	(12)	194

Net Losses Incurred	155	184	270	269	160	172	172	253	757	878

Expenses Incurred	107	106	117	116	59	54	127	126	410	402

Dividends Incurred	—	—	—	—	8	7	—	—	8	7

Statutory Underwriting Income (Loss)	$16	$(5)	$24	$32	$32	$8	$52	$(17)	$124	$18

Ratios After Dividends to Policyholders:

Loss	55.8%	64.6%	65.7%	64.5%	63.7%	73.5%	49.0%	69.9%	58.6%	67.6%
Expense	38.6	36.3	29.1	27.6	22.9	22.3	34.0	32.1	31.3	29.9

Combined	94.4%	100.9%	94.8%	92.1%	86.6%	95.8%	83.0%	102.0%	89.9%	97.5%

Premiums Written as a % of Total	8.9%	9.4%	13.0%	13.6%	8.6%	8.0%	12.1%	12.6%	42.6%	43.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$549	$555	$77	$83	$626	$638
Decrease (Increase) in Unearned Premiums	19	29	—	(3)	19	26

Net Premiums Earned	568	584	77	80	645	664

Net Losses Paid	419	440	6	5	425	445
Increase (Decrease) in Outstanding Losses	(71)	(40)	(4)	(2)	(75)	(42)

Net Losses Incurred	348	400	2	3	350	403

Expenses Incurred	168	163	30	32	198	195

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$52	$21	$44	$44	$96	$65

Ratios After Dividends to Policyholders:

Loss	61.3%	68.5%	2.6%	3.8%	54.3%	60.8%
Expense	30.6	29.4	39.5	39.0	31.7	30.6

Combined	91.9%	97.9%	42.1%	42.8%	86.0%	91.4%

Premiums Written as a % of Total	17.7%	17.9%	2.5%	2.7%	20.2%	20.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$3,099	$3,100	$1	$—	$3,100	$3,100
Decrease (Increase) in Unearned Premiums	(105)	(117)	—	—	(105)	(117)

Net Premiums Earned	2,994	2,983	1	—	2,995	2,983

Net Losses Paid	1,711	1,623	12	14	1,723	1,637
Increase (Decrease) in Outstanding Losses	(12)	245	(17)	(22)	(29)	223

Net Losses Incurred	1,699	1,868	(5)	(8)	1,694	1,860

Expenses Incurred	991	966	—	—	991	966

Dividends Incurred	9	8	—	—	9	8

Statutory Underwriting Income (Loss)	$295	$141	$6	$8	301	149

Increase in Deferred Acquisition Costs					16	10

GAAP Underwriting Income					$317	$159

Ratios After Dividends to Policyholders:

Loss	56.9%	62.8%	* %	* %	56.7%	62.5%
Expense	32.1	31.2	*	*	32.1	31.3

Combined	89.0%	94.0%	* %	* %	88.8%	93.8%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$2,389	$2,366	$711	$734	$3,100	$3,100
Decrease (Increase) in Unearned Premiums	(153)	(161)	48	44	(105)	(117)

Net Premiums Earned	2,236	2,205	759	778	2,995	2,983

Net Losses Paid	1,314	1,291	409	346	1,723	1,637
Increase (Decrease) in Outstanding Losses	(37)	152	8	71	(29)	223

Net Losses Incurred	1,277	1,443	417	417	1,694	1,860

Expenses Incurred	708	688	283	278	991	966

Dividends Incurred	9	8	—	—	9	8

Statutory Underwriting Income (Loss)	$242	$66	$59	$83	301	149

Increase in Deferred Acquisition Costs					16	10

GAAP Underwriting Income					$317	$159

Ratios After Dividends to Policyholders:

Loss	57.3%	65.7%	54.9%	53.6%	56.7%	62.5%
Expense	29.7	29.2	39.8	37.9	32.1	31.3

Combined	87.0%	94.9%	94.7%	91.5%	88.8%	93.8%

Premiums Written as a % of Total	77.1%	76.3%	22.9%	23.7%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2013	2012	2013	2012
	(dollars in millions)
Annualized Net Income	$2,316	$1,616	$2,470	$1,820
Average Shareholders’ Equity	$15,770	$15,526	$15,789	$15,451

Return on Equity	14.7%	10.4%	15.6%	11.8%

Annualized Operating Income	$1,852	$1,496	$2,058	$1,686
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,103	$13,701	$14,006	$13,655

Operating Return on Equity	13.1%	10.9%	14.7%	12.3%